UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2009
FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, New York, New York	10010

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 798-4700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On January 5, 2009, Frederick’s of Hollywood Group Inc. (the “Company”) was notified that, effective December 31, 2008, the shareholders of Mahoney Cohen & Company, CPA, P.C. (“MC”), the Company’s independent registered public accounting firm, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement and that, as a result thereof, MC has resigned as independent registered public accounting firm for the Company. The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs. The Audit Committee of the Company’s Board of Directors has engaged MHM Mahoney Cohen CPAs to serve as the Company’s new independent registered public accounting firm.
     During the Company’s fiscal year ended July 26, 2008 and through the date of this Current Report on Form 8-K, the Company did not consult with MHM Mahoney Cohen CPAs regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
     The audit report of MC on the consolidated financial statements of the Company as of and for the year ended July 26, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
     In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended July 26, 2008 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and MC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MC, would have caused MC to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
     The Company has provided MC a copy of the disclosures in this Form 8-K and has requested that MC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MC agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 6, 2009 furnished by MC in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits:
16.1	Letter from Mahoney Cohen & Company, CPA, P.C. to the Securities and Exchange Commission, dated January 6, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2009	FREDERICK’S OF HOLLYWOOD GROUP INC.
	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer (Principal Financial and Accounting Officer)

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